SCHEDULE II
INFORMATION WITH RESPECT TO
TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR
SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)


                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

COMMON STOCK-FIELDCREST CANNON

          GABELLI FUNDS, INC.
               THE GABELLI ASSET FUND
                                11/14/97            5,000-           33.6364
                                11/07/97            5,000-           33.3864
          GAMCO INVESTORS, INC.
                                11/14/97            8,000-           33.6953
                                11/14/97            5,000-           33.6875
                                11/13/97           10,000-           33.5000
                                11/12/97           12,000-           33.4375
                                11/11/97            5,000-           33.6875
                                11/10/97           15,000-           33.6250
                                11/10/97            3,000-           33.3750
                                11/07/97           11,700-           33.6330
                                11/07/97           10,000-           33.2775
                                11/07/97            5,000-           33.3250
                                11/05/97            6,100-           33.7500
                                11/04/97            5,000-           33.7625
                                11/04/97            1,000-           33.6875
                                11/03/97            3,700-           33.7331














          (1) UNLESS OTHERWISE INDICATED, ALL TRANSACTIONS WERE EFFECTED ON THE NY STOCK EXCHANGE.

          (2) PRICE EXCLUDES COMMISSION.





                                       28
SCHEDULE II
INFORMATION WITH RESPECT TO
TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR
SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)


                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

CONVERTIBLE STOCK-FIELDCREST CV DEBT6%

          GAMCO INVESTORS, INC.
                                11/10/97               50-           82.1250





























          (1) UNLESS OTHERWISE INDICATED, ALL TRANSACTIONS WERE EFFECTED ON THE NY STOCK EXCHANGE.

          (2) PRICE EXCLUDES COMMISSION.







                                       29